UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
August 24, 2011

REALPAGE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34846 (Commission File Number)	75-2788861 (IRS Employer Identification No.)
4000 International Parkway
Carrollton, Texas 75007
(Address of principal executive offices, including zip code)
(972) 820-3000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.
     On August 24, 2011, RealPage, Inc. (“RealPage”) completed its previously announced acquisition of Multifamily Technology Solutions, Inc., a Delaware corporation (“MTS”) pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) among RealPage, RP Newco IV Inc., a newly-formed Delaware corporation and wholly owned subsidiary of RealPage, MTS and Shareholder Representative Services LLC, a Colorado limited liability company, as the representative of MTS’ stockholders (the “MTS Stockholders”). Pursuant to the Merger Agreement and subject to the conditions set forth therein, Merger Sub merged with and into MTS (the “Merger”), and MTS continued as the surviving corporation of the Merger and a wholly owned subsidiary of RealPage.
     Pursuant to the Merger Agreement, RealPage paid approximately $74.4 million, net of cash acquired, comprised of approximately $63.6 million in cash, 294,770 shares of RealPage common stock and the assumption of MTS stock options exercisable for 349,693 shares of RealPage common stock. RealPage deposited approximately $14.0 million of the cash payable and will deposit 65,873 shares of the stock issuable in connection with the Merger into an escrow account to serve as security for the benefit of RealPage and its affiliates against the indemnification obligations of the MTS Stockholders. Subject to any indemnification claims made on the escrow account, one-half of the amount originally deposited therein will be released to the MTS Stockholders one year after closing with the remainder to be released six months thereafter. The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to RealPage’s Current Report on Form 8-K dated August 23, 2011 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(a) Financial Statements for Businesses Acquired.
     The financial statements required by this item are not included in this filing. The required financial statements will be filed not later than 71 calendar days after the date that this Current Report on Form 8-K was required to be filed.
(b) Pro Forma Financial Information.
     The pro forma financial information required by this item is not included in this filing. The required pro forma financial information will be filed not later than 71 calendar days after the date that this Current Report on Form 8-K was required to be filed.
(d) Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger among the Registrant, Multifamily Technology Solutions, Inc., RP Newco IV Inc. and Shareholder Representative Services LLC as Representative, dated August 22, 2011
* Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by RealPage, Inc. with the Securities and Exchange Commission on August 23, 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALPAGE, INC.
By:	/s/ Margot Lebenberg
Margot Lebenberg
Chief Legal Officer

Date: August 24, 2011

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Agreement and Plan of Merger among the Registrant, Multifamily Technology Solutions, Inc., RP Newco IV Inc. and Shareholder Representative Services LLC as Representative, dated August 22, 2011
* Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by RealPage, Inc. with the Securities and Exchange Commission on August 23, 2011.